Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Bullpen Parlay Acquisition Company (the “Company”) hereby certifies that the Company’s Annual Report on Form 10-K for the period ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2022	/s/ David VanEgmond
	Name:	David VanEgmond
	Title:	Chief Executive Officer
(Principal Executive and Principal Financial Officer)